WANGER ADVISORS TRUST

Wanger USA

Wanger International

Wanger Select

Wanger International Select

(the “Funds”)

Supplement dated November 1, 2013 to the Funds’

Prospectuses and Statement of Additional Information (“SAI”) dated May 1, 2013

The prospectuses and the SAI for each of the Funds are hereby supplemented to reflect the following:

Effective March 31, 2014, Charles P. McQuaid expects to step down from his current roles as President and Chief Investment Officer of Columbia Wanger Asset Management, LLC (“CWAM”).

Effective April 1, 2014, it is expected that:

•	Robert A. Mohn, currently the lead portfolio manager of Wanger USA and the Director of Domestic Research at CWAM, will become the Domestic Chief Investment Officer of CWAM. Mr. Mohn will continue to serve as the lead portfolio manager of Wanger USA.

•	P. Zachary Egan, currently the Director of International Research at CWAM, will succeed Mr. McQuaid as President of CWAM and become the International Chief Investment Officer of CWAM.

Effective January 1, 2014, it is expected that:

•	William J. Doyle, a CWAM analyst since 2006 who has focused on energy stocks, will commence service as co-portfolio manager of Wanger USA.

After March 31, 2014, Mr. McQuaid expects to continue as an analyst and to serve in certain advisory and consulting roles at CWAM.

Shareholders should retain this Supplement for future reference.

S-20150-4 A (11/13)